Validus Holdings, Ltd.
Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11
Bermuda

November 7, 2008	Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
ADDITIONAL DISCLOSURE ON THE VALIDUS HOLDINGS, LTD. (“VALIDUS”)
CONSOLIDATED INVESTMENT PORTFOLIO (THE “PORTFOLIO”)
As of September 30, 2008, the Portfolio had a fair market value of $3,256.1 million. Validus is providing the following additional disclosure on the composition of its Portfolio in response to the continued volatility in the global credit markets.
Validus Mortgage-Backed And Asset-Backed Securities Portfolio

Fair Market Values (in USD MM) as of September 30, 2008

	RATING
	Gov't	AAA	AA	A	BBB	BB	B	Other	Total
Mortgage-Backed Securities
Residential Mortgage-Backed GNMA	43.0	—	—	—	—	—	—	—	43.0
FNMA	216.3	—	—	—	—	—	—	—	216.3
Freddie Mac	186.0	—	—	—	—	—	—	—	186.0

Total Agency RMBS	445.3	—	—	—	—	—	—	—	445.3
Non-Agency RMBS	—	267.6	6.1	4.9	—	—	—	—	278.6

Total Residential Mortgage-Backed	445.3	267.6	6.1	4.9	—	—	—	—	723.9
Commercial Mortgage-Backed	—	216.7	—	—	—	—	—	—	216.7

Total Mortgage-Backed Securities	445.3	484.3	6.1	4.9	—	—	—	—	940.6
Asset-Backed Securities
Sub Prime	—	8.7	—	—	—	0.9	—	—	9.6
Credit Cards	—	33.1	—	—	—	—	—	—	33.1
Autos	—	101.5	—	—	—	—	—	—	101.5
Stranded Cost & UK ABS	—	13.7	—	—	—	—	—	—	13.7

Total Asset-Backed Securities	—	157.0	—	—	—	0.9	—	—	157.9

Total Asset-Backed and Mortgage- Backed Securities									1,098.5

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Residential Mortgage Backed Securities (“RMBS”) (22.2% of total cash and investments*)
GSE RMBS (13.7%)
The Portfolio contains $445.3 million in GSE residential mortgage-backed securities.
Validus’ GSE RMBS allocation has a weighted-average effective duration of 3.0 years, a fair market price of 101.27 and corresponding yield of 5.4%, a book yield of 5.6% and an unrealized gain of approximately $2.8 million.
Non-Agency RMBS — Prime (4.8%)
The Portfolio’s $157.0 million prime non-Agency RMBS allocation consists entirely of AAA rated securities. 61.9% of Validus’ prime non-Agency allocation consists of securities whose loans were originated in 2005 and prior; 19.0% of the prime RMBS allocation was issued in 2006. The allocation has a weighted average current credit enhancement of 8.1%, which continues to increase as the securities pay down. The allocation has a weighted-average FICO score of 740 and a loan-to-value ratio of 65.7%.
Validus’ overall prime non-agency allocation has a weighted-average effective duration of 2.5 years; a fair market price of 87.28 and corresponding yield of 9.2%; an equivalent weighted-average book yield of 5.5%; and an unrealized loss of approximately $21.8 million.
Non-Agency RMBS — Alt-A (3.7%)
91.0% of the Portfolio’s $121.6 million Alt-A non-Agency RMBS allocation consists of AAA rated securities. 47.6% of Validus’ Alt-A non-Agency allocation consists of securities whose loans were originated in 2006 and prior. The allocation has a weighted average current credit enhancement of 26.4%, which continues to increase as the securities pay down. The allocation has a high weighted-average FICO score of 711 and a loan-to-value ratio of 77.7%.
Validus’ overall Alt-A non-agency allocation has a weighted-average effective duration of 0.8 years; a fair market price of 92.55 and corresponding yield of 6.3%; a book yield of 5.0%; and an unrealized loss of approximately $10.1 million.
The Company determined that markets for certain of its non-agency RMBS (“identified non-agency RMBS securities”), primarily Alt-A, were illiquid at September 30, 2008. As a result, the identified non-agency RMBS securities were deemed to be Level 3 securities as defined by Financial Accounting Standard 157 (“FAS 157”). The Company applied the guidance in FSP FAS 157-3 to determine the fair market value of the identified non-agency RMBS securities using a discounted cash flow model.
The following table shows fair market values by vintage year and rating:

Fair Market Values (in USD MM) of Alt-A non-Agency RMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	51.8	—	4.9	—	—	56.7
2006	29.3	6.1	—	—	—	35.4
2005	26.4	—	—	—	—	26.4
2004 and prior	3.1	—	—	—	—	3.1

Total	110.6	6.1	4.9	—	—	121.6

*Total cash and investments at 09/30/08 (MMs) = $3,256.1

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ABS (4.8% of total cash and investments *)
Auto & Credit Card ABS — Non Sub-Prime (4.6%)
The Portfolio’s $148.3 million allocation to ABS consists predominantly of AAA rated securities. The ABS portfolio excluding Sub-Prime consists of auto, credit card, stranded cost and UK ABS. 64.6% of Validus’ auto- and credit card-backed allocation consists of securities whose loans were originated in 2006 and prior.
Validus’ ABS allocation, excluding Sub-Prime, has a weighted-average effective duration of 0.7 years; a fair market price of 99.28 and corresponding yield of 6.0%; a book yield of 4.8% and an unrealized loss of approximately $1.4 million.
Home Equity ABS — Sub-Prime (0.3%)
The Portfolio’s $9.6 million sub-prime HEL ABS allocation consists primarily of AAA rated securities. 59.9% of Validus’ sub-prime allocation consists of securities issued in 2006 and prior. The allocation has a weighted-average current credit enhancement of 36.3% and very short weighted-average life of 1.6 years. The credit enhancement will continue to increase as the securities pay down. The securities have a weighted-average FICO score of 637 and a loan-to-value ratio of 79.9%.
Validus’ overall home equity-backed ABS allocation has a weighted-average effective duration of 0.1 years; a fair market price of 90.44 and corresponding yield of 13.6%; a book yield of 3.9%; and an unrealized loss of approximately $1.3 million.
The following table shows fair market values by vintage year and rating:

Fair Market Values (in USD MM) of Sub prime HEL ABS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	2.9	—	—	—	0.9	3.8
2006	5.1	—	—	—	—	5.1
2005	—	—	—	—	—	—
2004 and prior	0.7	—	—	—	—	0.7

Total	8.7	—	—	—	0.9	9.6

CMBS (6.7% of total cash and investments *)
The Portfolio’s $216.7 million CMBS allocation is well-diversified and consists solely of AAA rated stable, seasoned deals that have collateral with transparent histories. 66.2% of Validus’ CMBS allocation consists of securities issued in 2004 and prior; 16.3% of the portfolio’s allocation was issued in 2005 and 2006. The allocation has a weighted average current credit enhancement of 29.2%, which continues to increase as the securities pay down. The average loan-to-value ratio is 68.6% and the debt service coverage ratio in excess of 1.70.
Validus’ overall CMBS allocation has a weighted-average effective duration of 2.5 years; a fair market price of 96.31 and corresponding yield of 6.8%; a book yield of 5.3%; and an unrealized loss of approximately $9.4 million.
*Total cash and investments at 09/30/08 (MMs) = $3,256.1

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Validus Exposure to U.S. Government Sponsored Agencies
As of September 30, 2008, the Portfolio had approximately $130.4 million invested in debt of U.S. Government sponsored agencies Fannie Mae (FNMA) and Freddie Mac (FHLMC), as set forth below:

	Fair Market Values (in USD MM)			% of Total Cash
	FNMA	FHLMC	Total	and Investments
Senior bonds	72.9	58.5	131.4	4.04%
Subordinated debt	6.5	—	6.5	0.20%

Total	79.4	58.5	137.9	4.24%

Validus’ investment guidelines do not permit purchases of equity securities and therefore Validus has no investment in common or preferred stock of FNMA or Freddie Mac. Similarly, the Portfolio’s investment guidelines do not permit investment in derivatives and so the Portfolio does not have exposure to FNMA or Freddie Mac through derivative contracts.
Validus Analysis of Exposure To Financial Guarantors
As of September 30, 2008, the Portfolio has approximately $5.6 million of insurance enhanced asset backed securities (“Insured Investments”) that have no underlying credit ratings. Detail by insurer for the Insured Investments is as follows:

	Fair
	Market	% of Total
	Value	Cash and
Insurer	($MMs)	Investments
FSA	$3.0	0.09%
AMBAC	1.0	0.03%
MBIA	1.6	0.05%

	$5.6	0.17%

*Total cash and investments at 09/30/08 (MMs) = $3,256.1

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The following table presents the Portfolio by rating category at September 30, 2008, with the Insured Investments shown at the then applicable rating or at the underlying rating without giving effect to insurance enhancement:

Uninsured Investments			Insured Investments			Underlying Ratings of Insured			Total Investments			Total Investments
(A)			(B)			(C)			(A) + (B)			(A) + (C)
	Fair			Fair			Fair			Fair			Fair
	Market			Market			Market			Market			Market
	Value	Market		Value	Market		Value	Market		Value	Market		Value	Market
Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)

AAA	$2,091.5	80.8%	AAA[1]	$5.6	100.0%	AAA	—	0.0%	AAA	$2,097.1	80.8%	AAA	$2,091.5	80.6%
AA+	35.4	1.4%	AA+	—	0.0%	AA+	—	0.0%	AA+	35.4	1.4%	AA+	35.4	1.4%
AA	53.7	2.1%	AA	—	0.0%	AA	—	0.0%	AA	53.7	2.1%	AA	53.7	2.1%
AA-	124.7	4.8%	AA-	—	0.0%	AA-	—	0.0%	AA-	124.7	4.8%	AA-	124.7	4.8%
A+	111.5	4.3%	A+	—	0.0%	A+	—	0.0%	A+	111.5	4.3%	A+	111.5	4.3%
A	122.5	4.7%	A	—	0.0%	A	—	0.0%	A	122.5	4.7%	A	122.5	4.7%
A-	41.4	1.6%	A-	—	0.0%	A-	—	0.0%	A-	41.4	1.6%	A-	41.4	1.6%
BBB+	6.0	0.2%	BBB+	—	0.0%	BBB+	—	0.0%	BBB+	6.0	0.2%	BBB+	6.0	0.2%
BBB	2.2	0.1%	BBB	—	0.0%	BBB	—	0.0%	BBB	2.2	0.1%	BBB	2.2	0.1%
BB	1.0	0.0%	BB	—	0.0%	BB	—	0.0%	BB	1.0	0.0%	BB	1.0	0.0%
NR	—	0.0%	NR	—	0.0%	NR2	5.6	100.0%	NR	—	0.0%	NR2	5.6	0.2%

Sub-total	$2,589.9	100.0%	Sub-total	$5.6	100.0%	Sub-total	$5.6	100.0%	Sub-total	$2,595.5	100.0%	Sub-total	$2,595.5	100.0%

Cash & Short-term investments										660.6			660.6

Total cash and investments										$3,256.1			$3,256.1

[1]	Includes insured investments without underlying ratings

[2]	The insured investments have no underlying ratings.

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As of September 30, 2008, the Portfolio’s allocation to Corporate and Financial issuers was $626.4 million and $342.3 million, respectively. The following table presents the ten largest Corporate and ten largest Financial issuers as of September 30, 2008:

Corporate Issuers
		% of Total
	Fair Value	Cash &
ISSUER	($MM)	Investments

WELLS FARGO	$23.7	0.7%
AT&T INC	22.4	0.7%
GENERAL ELECTRIC	19.3	0.6%
JP MORGAN CHASE & CO	16.2	0.5%
BANK OF AMERICA	15.9	0.5%
ORACLE CORP	15.8	0.5%
NEW YORK LIFE GLOBAL FUNDING	14.6	0.4%
GOLDMAN SACHS GROUP INC	11.5	0.4%
CITIGROUP	10.4	0.3%
AMERICAN HONDA FINANCE CORP	9.9	0.3%

Sub-total	$159.9	4.9%

Financial Issuers
		% of Total
	Fair Value	Cash &
ISSUER	($MM)	Investments

WELLS FARGO	$23.7	0.7%
GENERAL ELECTRIC	19.3	0.6%
JP MORGAN CHASE & CO	16.2	0.5%
BANK OF AMERICA	15.9	0.5%
NEW YORK LIFE GLOBAL FUNDING	14.6	0.4%
GOLDMAN SACHS GROUP INC	11.5	0.4%
CITIGROUP	10.4	0.3%
AMERICAN HONDA FINANCE CORP	9.9	0.3%
TIAA GLOBAL MARKETS CORP	9.8	0.3%
HOUSEHOLD FINANCE CORP	8.8	0.3%

Sub-total	$140.2	4.3%

[1]	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents

[2]	Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries.
These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent
*Total cash and investments at 09/30/08 (MMs) = $3,256.1

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